UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

_____________________ 3625 Cumberland Boulevard, Suite 1150, Atlanta, Georgia, 30339 (Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Conditions.

On November 3, 2014, the Company announced its financial results for third quarter 2014. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company's Supplemental Financial Data for third quarter 2014 is furnished as Exhibit 99.2 to this report on Form 8-K.

This information, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any of those filings.

Item 8.01    Other Events.

The Company currently is conducting a public offering (the "Units Offering") pursuant to the Units Offering Registration Statement (as defined below) of up to a maximum of 900,000 shares of Series A Redeemable Preferred Stock and warrants to purchase up to a maximum of 18,000,000 shares of Common Stock. The Units Offering is being made pursuant to a final prospectus, dated October 11, 2013, pursuant to the Company’s existing registration statement on Form S-3 (File No. 333-183355) (the "Units Offering Registration Statement"), which was declared effective by the Securities and Exchange Commission ("SEC") on October 11, 2013.

The Company has four other effective registration statements: (a) a universal shelf registration statement on Form S-3 (File No. 333-188677), filed with the SEC on May 17, 2013 and declared effective on July 19, 2013, which permits the Company to engage in offerings of shares of Common Stock, preferred stock, debt securities, depositary shares, warrants and units and any combination of the foregoing; (b) a resale registration statement on Form S-3 (File No. 333-187925) filed with the SEC on April 15, 2013 and declared effective on May 16, 2013, permitting the resale of the underlying shares of Common Stock into which the shares of the Company’s Series B Mandatorily Convertible Cumulative Perpetual Preferred Stock, par value $0.01 per share, were converted on May 16, 2013; (c) a registration statement on Form S-8 (File No. 333-181165) covering 533,214 shares of Common Stock, and certain other interests, under the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan; and (d) a registration statement on Form S-8 (File No. 333-191418) covering an additional 750,000 shares of Common Stock, and certain other interests, under the Preferred Apartment Communities, Inc. 2011 Stock Incentive Plan (the foregoing registration statements, together with the Units Offering Registration Statement, the "Registration Statements").

The purpose of this Current Report on Form 8-K is to provide our stockholders and the market generally with certain information relating to the Company by including Exhibit 99.3 hereto, and to allow for incorporation by reference of such risk factors into our Registration Statements.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release issued November 3, 2014
99.2	Preferred Apartment Communities, Inc.'s Supplemental Financial Data for the period ended September 30, 2014
99.3	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: November 3, 2014	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
General Counsel and Secretary